Prospectus Supplement	June 29, 2020

Putnam RetirementReady 2020 Fund
Prospectus dated November 30, 2019

As described in the Putnam RetirementReady 2020 Fund (“2020 Fund”) prospectus, near the end of 2020, the target date year for the 2020 Fund, the fund’s target allocations will correspond to those of Putnam RetirementReady Maturity Fund (“Maturity Fund”), a fund that seeks as high a rate of current income as Putnam Investment Management, LLC (“Putnam Management”), the investment manager of the 2020 Fund, believes is consistent with preservation of capital, and the 2020 Fund will be merged into the Maturity Fund. Putnam Management has recommended, and 2020 Fund’s Board of Trustees has approved, the merger of 2020 Fund into Maturity Fund. Putnam Management and 2020 Fund’s Board of Trustees believe that the merger is in the best interests of 2020 Fund and its shareholders.

Although completion of the merger is subject to a number of conditions, shareholder approval of the merger is not required. The merger is currently  expected to occur on or about November 23, 2020, with the net asset value of the shares to be issued in the merger expected to be determined on or about November 20, 2020. The merger is expected to be a tax-free reorganization for federal income tax purposes.

At any time prior to the close of the merger, you can sell your shares back to the 2020 Fund or exchange them for shares of another Putnam fund on any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply. Any gain resulting from the sale or exchange of your shares generally also will be subject to tax.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Maturity Fund, nor is it a solicitation of any proxy. For more information regarding Maturity Fund, or  to receive a free copy of the prospectus relating to the merger (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the merger has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The prospectus relating to the merger will also be available for free on the Securities and Exchange Commission’s Web site (http://www.sec.gov). Please read the prospectus relating to the merger carefully before making any investment decisions.

Shareholders should retain this Supplement for future reference.

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